                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         February 22, 2001
                                                 ------------------------------

                           Galileo International, Inc.
------------------------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                           1-13153                          36-4156005
------------------------------------------------------------------------------------------------
(State or Other Jurisdiction             (Commission                      (IRS Employer
     of Incorporation)                    File Number)                  Identification No.)


9700 West Higgins Road, Suite 400, Rosemont, Illinois                                60018
------------------------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                                       (Zip Code)


Registrant's telephone number, including area code:           (847) 518-4000
                                                     --------------------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events.

     On February 22, 2001, the Board of Directors of Galileo International, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.01 per share (the "Common Shares"), of the Company outstanding at the close of business on March 8, 2001 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of February 22, 2001 (the "Rights Agreement"), by and between the Company and LaSalle Bank National Association, as rights agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which is incorporated herein by reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Businesses Acquired: None

        (b)  Pro Forma Financial Information: None

        (c)  Exhibits:

                  Exhibit
                  Number            Exhibit
                  -------           -------
                  4.1               Rights Agreement, dated as of February 22,
                                    2001, by and between the Company and LaSalle
                                    Bank National Association, as rights agent
                                    (including a Form of Certificate of
                                    Designation of Series H Junior Participating
                                    Preferred Stock as Exhibit A thereto, a Form
                                    of Right Certificate as Exhibit B thereto
                                    and a Summary of Rights to Purchase
                                    Preferred Stock as Exhibit C thereto)
                                    (incorporated by reference to the Company's
                                    Registration Statement on Form 8-A filed
                                    February 23, 2001)

                  99.1              Press release, dated February 22, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALILEO INTERNATIONAL, INC.


                           By:      /s/      Anthony C. Swanagan
                                    ----------------------------
                                    Name:    Anthony C. Swanagan
                                    Title:   Senior Vice President,
                                             General Counsel and Secretary

Date: February 23, 2001

                                INDEX TO EXHIBITS



        Exhibit
        Number           Exhibit
        -------          -------
          4.1            Rights Agreement, dated as of February 22, 2001, by and
                         between the Company and LaSalle Bank National
                         Association, as rights agent (including a Form of Certificate of Designation of Series H Junior
                         Participating Preferred Stock as Exhibit A thereto, a
                         Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as
                         Exhibit C thereto) (incorporated by reference to the Company's Registration Statement on Form 8-A filed
                         February 23, 2001)

         99.1            Press release, dated February 22, 2001